Exhibit 10.1

AMENDMENT

TO

OFFER LETTER

This Amendment to Offer Letter (the “Amendment”) is dated as of the 16th day of June, 2016 (the “Effective Date”) by and between RELMADA THERAPEUTICS, Inc. (“Relmada”), and Michael Becker (“Employee”). Capitalized terms use but not defined in this Amendment shall have the meaning ascribed in the Offer Letter (as herein defined).

R E C I T A L S

WHEREAS, Relmada and Employee entered into that certain Offer Letter (the “Offer Letter”), dated October 14, 2014; and

WHEREAS, Relmada and Employee desire to amend the Offer Letter as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Relmada and Employee agree as follows:

1.      The Offer Letter is hereby amended as follows:

(a) Section 7(b). “At-Will Employment and Termination of Employment” shall be deleted and replaced as follows:

“(b) Upon Termination for cause you shall be immediately paid all accrued salary, bonuses, incentive compensation to the extent earned, vested deferred compensation pension plan and profit sharing plan benefits, which will he paid in accordance with the applicable plan, and accrued vacation pay, all to the date of termination. In the event of termination other than for cause, you will be entitled to severance equal to six months of base salary and health benefits. For the avoidance of doubt, if you are terminated for cause, you shall not be entitled to any severance payments or health benefits.”

2.      Full Force And Effect and Ratification. Any and all of the terms and provisions of the Offer Letter shall, except as expressly amended and modified hereby, remain in full force and effect. The Offer Letter, as amended pursuant to this Amendment, is hereby ratified by Relmada and Employee. From and after the date hereof, references to the Offer Letter shall be deemed to include this Amendment.

3.      Conflicts. In the event that any of the provisions of this Amendment conflict with the provisions of the Contract, the provisions of this Amendment shall govern and control.

4.      Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without respect to its principles of conflict of law.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date.

RELMADA THERAPEUTICS, INC.

By:	/s/ Sergio Traversa
Name: Sergio Traversa
Title: Chief Executive Officer

By:	/s/ Michael Becker
Michael Becker

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